UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): November 10, 2004

CINEMARK USA, INC.

(Exact name of registrant as specified in its charter)

TEXAS (State or Other Jurisdiction of Incorporation)	33-47040 (Commission File Number)	75-2206284 (IRS Employer Identification No.)

3900 DALLAS PARKWAY, SUITE 500
PLANO, TEXAS 75093
(Address and Zip Code of Principal Executive Offices)

972-665-1000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 2.02 Results of Operations and Financial Condition

On November 10, 2004, we announced our consolidated financial results for the third quarter and nine month period ended September 30, 2004. A copy of the press release is furnished to the United States Securities and Exchange Comission (the “Commission”) with this current report on Form 8-K as an exhibit.

Item 7.01 Regulation FD Disclosure

On November 10, 2004, we announced our consolidated financial results for the third quarter and nine month period ended September 30, 2004. A copy of the press release is furnished to the United States Securities and Exchange Commission (the “Commission”) with this current report on Form 8-K as an exhibit.

Item 9.01 Financial Statements, Proforma Financial Information and Exhibits

     (a) None

     (b) None

     (c) Exhibit 99.1 November 10, 2004 Press Release, furnished solely for purposes of incorporation by reference to Item 9 herein.

[SIGNATURE PAGE FOLLOWS]

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CINEMARK USA, INC.
Date: November 10, 2004	By:	/s/ Michael D. Cavalier
		Name:	Michael D. Cavalier
		Title:	Vice President - General Counsel

EXHIBIT INDEX

     The exhibits below are numbered in accordance with the Exhibit Table of Item 601 of Regulation 8-K.

Exhibit No.	Description of Exhibit
99.1	Press Release of Cinemark USA, Inc. dated November 10, 2004